EXHIBIT 10.8
                                                                    ------------


                         PLASTIC PALLET PRODUCTION, INC.



                                September 8, 2003





1607 Commerce Limited Partnership
1607 West Commerce
Dallas, Texas 75208
Attn: Paul A. Kruger


Dear Paul:

         The purpose of this letter is to confirm our agreement that, notwithstanding the language of that certain Asset Purchase Agreement (the "Agreement") between Plastic Pallet Production, Inc. as "Seller" and 1607 Commerce Limited Partnership as "Buyer" dated September 8, 2003, the sale of assets to Buyer pursuant to the Agreement will not include the equipment described on Exhibit A attached hereto. Such equipment will be retained by PPP and will be subject to the security interest granted in that certain Security Agreement among PalWeb Corporation, Plastic Pallet Production, Inc., Greystone Manufacturing, LLC and 1607 Commerce Limited Partnership dated as of September 8, 2003.

         If you are in agreement with the matters stated in this letter, please execute the acceptance block provided below and return one fully-executed copy of this letter to the undersigned.

                                           Very truly yours,

                                           PLASTIC PALLET PRODUCTION, INC.


                                           By: /s/ Warren F. Kruger
                                               Warren F. Kruger, President



Agreed and accepted this
8th day of September, 2003.

1607 COMMERCE LIMITED
PARTNERSHIP

By:______________________

All annexes to this agreement are omitted from this Exhibit. The registrant will furnish supplementally a copy of any omitted annex to the Commission upon request.